                                                                   EXHIBIT 10.46


THIS WARRANT AND ANY SHARES OF SERIES C PREFERRED STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE WARRANT EVIDENCED HEREBY IS TRANSFERABLE ONLY PURSUANT TO SECTION 5(a) HEREOF.


No. WC-4                      PETsMART.COM, INC.                February 3, 2000


                   SERIES C PREFERRED STOCK PURCHASE WARRANT

     This certifies that, for good and valuable consideration, idealab! Capital Partners I-A, L.P. (and, with its permitted transferees, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from PETsMART.com, Inc. (the "Company"), in whole or from time to time in part, up to 54,285 fully paid and nonassessable shares of Series C Preferred Stock, par value $0.001 per share, of the Company ("Warrant Stock") at a purchase price per share equal to $13.07 per share of Series C Preferred Stock (the "Exercise Price"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     1.   Exercise of Warrant

          (a)  Expiration Time. The term "Expiration Time" means the earliest to
               ---------------
occur of the following: (i) immediately prior to the closing of an IPO (as defined below); or (ii) immediately prior to the closing of a Change of Control Transaction (as defined below); or (iii) 11:59 p.m., Pacific Time, on the date 18 months from the date hereof. As used herein, "IPO" shall mean the first firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"); a "Change of Control Transaction" shall mean the Company's sale or lease of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary, unless the stockholders of the Company immediately prior to the transaction hold at least 50% of the voting power of the surviving corporation in such a transaction.

          (b)  Exercise Procedure.  The purchase rights represented by this
               ------------------
Warrant are exercisable, in whole or in part, at any time and from time to time at or after the date hereof and at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 130 West Union Street, Pasadena, CA 91103 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased by (i) wire transfer or certified bank check payable to the order of the Company, in an amount, payable in United States dollars, equal to the purchase price of the shares thereby purchased or (ii) exercise of the Conversion Right set forth in Section 1(d); whereupon the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased, and a new Warrant in substantially identical form for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so exercised.

          (c)  Minimum Exercise.  The Holder shall purchase a minimum of 1,000
               ----------------
shares of Warrant Stock upon any exercise hereunder.

          (d)  Conversion Right.   In addition to and without limiting the
               ----------------
rights of the Holder under the terms of this Warrant, immediately prior to the closing of an IPO or immediately prior to the closing of a Change of Control Transaction, the Holder shall have the right to convert this Warrant or any portion thereof into shares of Series C Preferred Stock prior to the Expiration Time (the "Conversion Right"). Upon exercise of the Conversion Right with respect to the number of shares of Warrant Stock that are exercisable pursuant to this Warrant, the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price or any cash or other consideration) that number of shares of fully paid and nonassessable Series C Preferred Stock equal to the quotient obtained by dividing (i) the Fair Market Value (as defined in Section
2) of aggregate shares of Warrant Stock exercisable pursuant to this Warrant on the date of conversion, which value shall be equal to (A) the aggregate Fair Market Value of the shares of Warrant Stock on the date of conversion less (B) the aggregate Exercise Price of the shares of Warrant Stock immediately prior to the exercise of the Conversion Right by (ii) the Fair Market Value of one share of Series C Preferred Stock on the date of conversion.

     2.   Issuance of Shares; No Fractional Shares or Scrip

     Certificates for shares of Warrant Stock purchased hereunder shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant have been duly authorized and will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The

Company agrees that the shares so issued shall be and shall for all purposes be deemed to have been issued as of the close of business on the date on which this Warrant shall have been exercised in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the Fair Market Value of a share of Warrant Stock on the date of exercise shall be paid in cash or check to the holder of this Warrant. "Fair Market Value" shall mean (i) the fair market value as determined in good faith by the Board of Directors of the Company, or (ii) in the event of an IPO, the Fair Market Value shall equal the initial public offering price of the Company's Common Stock multiplied by 3.5650.

     3.   Charges, Taxes and Expenses

     The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant, and such certificates shall be issued in the name of the Holder.

     4.   No Rights as a Stockholder

     This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

     5.   Restrictions on Transfer; Lock-Up

          (a)  Restrictions on Warrant.  This Warrant is not transferable,
               -----------------------
except to affiliates of Holder, whether by sale, pledge or other disposition, voluntarily or by operation of law or otherwise to any competitor of the Company (as determined in good faith by the Board of Directors of the Company) without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion. Any transfer in violation hereof shall be void and the Warrant shall terminate immediately upon any such purported transfer.

          (b)  Restrictions on Transfer of Warrant Stock.  In no event will the
               -----------------------------------------
Holder make a disposition of the Warrant Stock unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act provisions relating to sale of an unregistered security has been taken, or (B) an exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Warrant Stock shall terminate as to any particular share of Warrant Stock when (1) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (2) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (3) such security shall have been registered under the Securities Act and sold by the Holder in accordance with such registration.

          (c)  Lock-Up.  In the event of any registration of the Company's
               -------
securities, the Holder will not, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Warrant Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Warrant Stock, whether or not any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Warrant Stock, in cash or otherwise, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

          (d)  Restrictive Legends.  The certificates representing the Warrant
               -------------------
Stock and any securities of the Company issued with respect thereto shall be imprinted with legends restricting transfer except in compliance with the terms hereof and with applicable Federal and state securities laws.

     6.   Exchange and Registry of Warrant

     The Company shall maintain at the office or agency referred to in Section 1(b) a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exercise in accordance with its terms at such office or agency of the Company, and the Company shall be entitled to rely in all respects upon such registry.

     7.   Loss, Theft, Destruction or Mutilation of Warrant

     On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the Holder, in lieu thereof, a new Warrant in substantially identical form.

     8.   Saturdays, Sundays and Holidays

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

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business day.

     9.   Adjustment to Number and Type of Securities and Exercise Price

     The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as set forth below:

          (a)  Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
               ----------------------------------------------------------------
etc. The Exercise Price and the number and type of securities and/or other
---
property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number or character of outstanding shares of Warrant Stock or underlying common stock, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of shares of Warrant Stock subject hereto at the time of such event, had such shares of Warrant Stock then been outstanding.

          (b)  Adjustment for Reorganization, Consolidation, Merger, etc.  In
               ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization shall receive, in lieu of the Warrant Stock issuable on such exercise prior to the date of such Reorganization, the stock and other securities and property (including cash) to which the Holder would have been entitled upon the date of such Reorganization if the Holder had exercised this Warrant immediately prior thereto.

          (c)  Certificate as to Adjustments.  In case of any adjustment in the
               -----------------------------
Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

     10.  Representations and Covenants of the Holder.

     The Holder represents and covenants to the Company as follows:
          (a)  Investment Purpose.  This Warrant and the Warrant Stock will be
               ------------------
acquired for investment for the Holder's own account, and not as a nominee or agent and not with a view to the distribution of any part thereof. The Holder further represents that it does not have any contract, undertaking agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to this Warrant.

          (b)  Private Issue.  The Holder understands (i) that the Warrant and
               -------------
the Warrant Stock issuable upon exercise of this Warrant are not registered under the Securities Act, or qualified under applicable state securities laws on the ground that the issuance of this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

          (c)   Sales of Series C Preferred Stock. The Holder represents and
                ---------------------------------
warrants that the Holder is familiar with the provisions of Rule 144 promulgated under the Securities Act which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and
(iii) in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. The Holder acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of the Series C Preferred Stock issuable upon exercise of this Warrant.

          (d)  No Public Market. The Holder understands that no public market
               ----------------
now exists for any of the securities issued by the Company and that a public market may never exist for the Series C Preferred Stock.

          (e)  Financial Risk. The Holder has such knowledge and experience in
               --------------
financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

          (f)  Receipt of Information. The Holder has received and reviewed this
               ----------------------
Warrant; it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of this Warrant and to evaluate the suitability of an investment in this Warrant; and, in evaluating the suitability of an investment in this Warrant; it and they have not relied upon any representations or other information (whether oral or written) other than as set forth herein.

     11.  Notices of Record Date, etc.

     In the event of:

          (a) any taking by the Company of a record of the holders of Series C Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution,

          (b)  an IPO, or

          (c)  a Change of Control Transaction;

then and in each such event the Company will mail to the Holder a notice specifying, if then known, (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and if known stating the amount and character of such dividend, distribution or right, (ii) the date on which the IPO is anticipated to close, or (iii) the anticipated date on which any Change of Control Transaction is to take place, and if known the time, if any is to be fixed, as to which the holders of record of Series C Preferred Stock shall be entitled to exchange their shares for securities or other property deliverable on such Change of Control Transaction. Such notice shall be delivered to the Holder at least ten (10) days prior to the date therein specified.

     12.  Governing Law

     This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.

     13.  Complete Agreement and Modifications

     This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the Company's and the Holder's entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the Company and the Holder.


     14.  Authorization

     All corporate action on the part of the Company and its directors necessary for the authorization, execution, delivery and performance of the Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock. The Warrant, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with its terms. The Warrant Stock, when issued in compliance with the provisions of this Warrant, will be validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions described in the Company's Amended and Restated Certificate of Incorporation (the "Certificate"); the common stock issuable upon conversion of the Warrant Stock has been duly and validly reserved and, when issued in compliance with the provisions of the Certificate, will be validly issued, fully paid and nonassessable; and the Warrant Stock and the common stock issued upon conversion thereof will be free of any liens or encumbrances (assuming the Warrantholder takes the Warrant Stock with no notice thereof) other than any liens or encumbrances created by or imposed on the Warrantholders; provided, however, that the Warrant Stock and the common stock issuable upon conversion thereof may be subject to restrictions on transfer under state or federal securities laws and restrictions.

     15.  Governmental Consent

     No consent, approval order or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with offer, sale or issuance of the Warrant Stock or the common stock issued upon conversion thereof, or the consummation of any other transaction contemplated hereby, except the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Warrant Stock and the common stock issued upon conversion thereof under applicable Blue Sky laws, which filings and qualifica tions, if required, will be accomplished in a timely manner.

     16.  Notices

     Except as otherwise provided herein, all notices under this Warrant shall be in writing and shall be delivered by personal service, facsimile, courier service promising overnight delivery or certified mail (if such service is not available, then by first class mail), postage prepaid. Notices shall be addressed as follows:

If to the Holder:        idealab! Capital Partners I-A, L.P.
                         130 West Union Street
                         Pasadena, CA  91103
                         Attention:  William Elkus
                         Phone:  (626) 535-2880
                         Fax:  (626) 535-2741

With a copy to:          Wilson Sonsini Goodrich & Rosati
                         650 Page Mill Road
                         Palo Alto, California 94304-1050
                         Attention:  Larry Sonsini, Esq.

                         Phone: (650) 493-9300
                         Fax:  (650) 493-6811

If to the Company:       PETsMART.com, Inc.
                         35 Hugus Alley, Suite 210
                         Pasadena, CA  91103
                         Attention:   Chief Executive Officer
                         Phone: (626) 817-7111
                         Fax:  (626) 817-7101

With a copy to:          Skadden, Arps, Slate, Meagher & Flom LLP
                         300 S. Grand Avenue, Suite 3400
                         Los Angeles, CA  90071
                         Attention: Michael A. Woronoff, Esq.
                         Phone: (213) 687-5253
                         Fax:  (213) 687-5600

     17.  Waivers Strictly Construed

     With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

     18.  Severability

     The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

                                   *   *   *

     IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be executed by their duly authorized representatives.

                                            PETsMART.COM, INC.,
                                            a Delaware corporation


                                            /s/  Tom McGovern
                                            ------------------------------
                                            Tom McGovern, Jr., President



                                            IDEALAB! CAPITAL PARTNERS, I-A, L.P.


                                            /s/ William Elkus
                                            ------------------------------
                                            Name:  William Elkus
                                            Title: Managing Member




                     [Signature Page to idealab! Warrant]

                              NOTICE OF EXERCISE

To:  PETsMART.com, Inc., a Delaware corporation

     (1) The undersigned hereby elects to purchase __________ shares of Series C Preferred Stock of PETsMART.com, Inc., a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

     (2) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable Federal and state securities laws.

     (3) The undersigned accepts such shares subject to the restrictions on transfer set forth in the attached Warrant.

                                            Holder: ____________________________


________________________                    By: ________________________________
(Date)
                                            Name: ______________________________

                                            Title: _____________________________